UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2020

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 South 16th Street, Suite 2400, Philadelphia, PA 19102 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 735-4422

N/A
Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 29, 2020, Republic First Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the Company’s shareholders were asked to consider and vote upon three proposals: (1) the election of two Class I Directors to the Company’s board of directors to serve until the 2023 annual meeting of shareholders or until their successors are elected and qualified; (2) the approval, on an advisory basis, of our named executive officer compensation, referred to as “say-on-pay;” and (3) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For each proposal, the results of the shareholder voting were as follows:

Proposal 1 – Election of Directors

Each of the following two director nominees was elected as a Class I director to serve for a three-year term until the 2023 Annual Meeting of Shareholders or until his or her successor has been elected and qualified based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Harry D. Madonna	40,268,473	2,768,513	37,319
Brian P. Tierney, Esq.	28,335,495	14,701,491	37,319

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

The compensation of the Company’s named executive officers, as described in the proxy statement, was approved on an advisory basis based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,000,650	1,304,416	731,920	37,319

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,794,356	207,982	71,967	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Date: April 30, 2020	By:	/s/ Frank A. Cavallaro
Frank A. Cavallaro Executive Vice President and Chief Financial Officer